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                                     FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              February 2, 1999
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                                (Date of Report)

                            NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                              1-10074                34-1111088
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(State or other jurisdiction          (Commission            IRS Employer
  of incorporation)                    File Number)          Identification No.)



1900 East Ninth Street, Cleveland, Ohio                             44114
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(Address of principal executive offices)                            (Zip Code)




                                 (216) 575-2000
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              (Registrant's telephone number, including area code)



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Item 5. Other Events
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Filing of Certain Materials
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        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, on January
29, 1999, National City Corporation (the "Company") filed a prospectus and a prospectus supplement with the Securities and Exchange Commission relating to its 5 3/4% Subordinated Notes due February 1, 2009 (the "Notes").

Incorporation of Certain Documents by Reference
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        The consolidated financial statements of First of America Bank
Corporation ("FOA") in FOA's annual report on Form 10-K as of December 31, 1997, and for each of the years in the two-year period ended December 31, 1997, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of KPMG LLP, independent certified public accountants, incorporated by reference, and upon the authority of said firm as experts in accounting and auditing.

        In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP to the use of their name and incorporation by reference of their report in a registration statement filed on January 29, 1999 pursuant to Rule 462(b) of the Securities and Exchange Act of 1934 (No. 333-71403) and in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG LLP is attached hereto as Exhibit 23.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        23     Consent of KPMG LLP


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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 1999                        By /s/ Carlton E. Langer
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                                                  Carlton E. Langer
                                                  Vice President
                                                  and Assistant Secretary